AXP(R)
                                                                         Federal
                                                                     Income Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

(icon of)  clock

American
  Express(R)
 Fund

AXP Federal Income Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

A Comfortable Compromise

Balancing risk and reward is something all investors must consider. In the fixed-income area, intermediate-term securities issued by the federal government and its agencies offer a good middle ground. These securities, which form the core of AXP Federal Income Fund, normally provide greater investment stability than long-term bonds, while still offering a yield higher than that of insured investments such as bank CDs. For a conservative investor, that can be a rewarding combination.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                  3

Portfolio Manager Q & A                            3

Fund Facts                                         6

Making the Most of the Fund                        7

The Fund's Long-term Performance                   8

Board Members and Officers                        10

Independent Auditors' Report (Fund)               13

Financial Statements (Fund)                       14

Notes to Financial Statements (Fund)              17

Independent Auditors' Report
    (Portfolio)                                   23

Financial Statements (Portfolio)                  24

Notes to Financial Statements
    (Portfolio)                                   26

Investments in Securities                         29

Federal Income Tax Information                    32


-------------------------------------------------------------------------------
2  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,


Arne H. Carlson

(picture of) Scott R. Kirby
Scott R. Kirby
Portfolio manager

Portfolio Manager Q & A

Q: How did AXP Federal Income Fund perform for the 12-month period ended May 31, 2002?

A: In a period when many areas of the bond market struggled, we are generally satisfied with the performance results provided by AXP Federal Income Fund, which generated a solid return of 5.77% (Class A shares, not including sales charges). By comparison, the Lehman Brothers Aggregate Bond Index returned 8.10% while the Merrill Lynch 1-3 Year U.S. Government Index generated a return of 6.12%. Another comparative index, the Lipper Short U.S. Government Funds Index, gained 5.24% during the period.


-------------------------------------------------------------------------------
3  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Q: Please describe the overall market conditions for the period under review.

A: The fiscal year began in the summer of 2001, with early signs developing that the U.S. economy was close to emerging from the doldrums that plagued it in previous months. The Federal Reserve continued to cut short-term interest rates modestly during that time in an effort to push the economy in a positive direction. However, the shocking events of September 11 sent the economy reeling in the immediate aftermath. In response, the Federal Reserve cut rates much more dramatically in a short span of time. During the weeks immediately following the terrorist attacks, a classic "flight to quality" by investors occurred, with U.S. Treasury securities drawing the most attention and enjoying the best performance. Interest rates declined on a broad range of debt securities. By contrast, mortgage-backed and government agency debt securities lagged the market. By early 2002, the situation again stabilized, as the Federal Reserve indicated it was done lowering short-term interest rates and the rate environment became far less volatile. Additionally, the supply of new issues in the mortgage-backed market declined at the same time a number of new buyers were coming into the market. Many investors backed away from corporate debt securities in light of the Enron situation and related problems, and turned instead to the mortgage market.

Q: What factors most significantly impacted performance?

A: In the first half of the Fund's fiscal year, the portfolio benefited from its concentration in Treasury securities, which performed well due to investors' flight to quality in the weeks following September 11. By November, interest rates began to creep upward, and we added more mortgage-backed securities to the portfolio. This proved to work well for our performance; from December through May, our holdings of mortgage-backed securities -- the largest position in the portfolio -- performed exceptionally well. This was in sharp contrast to their performance in the early months of the period under review, when the market's volatility and heavy refinancing of mortgages (resulting in prepayments of higher-yielding debt) took a toll on the returns of our mortgage-backed holdings. Treasuries performed well as a whole, particularly in an environment where interest rates on shorter-term U.S. government securities declined dramatically.

It should be noted that we employ a strategy of using short sales and investments in derivatives such as futures, options and forward contracts in an effort to reduce volatility in the portfolio. If underlying securities perform well, these investments will suffer losses. However, they provide an important hedge against the effects of a possible downturn in the market and help to provide overall stability to the portfolio.


------------------------------------------------------------------------------
4  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Q: What changes did you make to the Fund's portfolio?

A: Early in the period, we invested more than half of the Fund's assets in mortgage-backed securities, which we believed to be attractively priced compared to U.S. Treasury securities. Treasury debt had performed particularly well up to that point. When the mortgage-backed market started improving, we slowly began to reduce our position, putting more money to work in short-term government agency debt securities. We believed the yield advantage these issues offered vis-a-vis Treasury debt was attractive, and were confident they would perform well in the current market environment, a situation that proved to be the case. Treasury securities, as always, continued to play an important role in the Fund as well. We maintained a relatively neutral stance in terms of the Fund's interest rate sensitivity throughout the period.

Q: What is your outlook for the months ahead?

A: It seems likely that as the U.S. economy continues to improve, interest rates will likely trend higher. While there could be some challenges ahead, we also anticipate that any change in interest rates will be modest. We look for the Federal Reserve to raise short-term interest rates sometime in 2002, but expect their approach to be a cautious one. In this environment, we expect that the best opportunities to generate a positive total return are likely to come from the Fund's dividend.

Q: How are you positioning the Fund in light of your outlook?

A: In order to protect the Fund's principal value, we are putting more focus on strategies designed to offset the impact of modestly rising interest rates. We anticipate that, barring any major unforeseen events, changes in interest rates will be relatively modest during the rest of 2002, and that will result in a manageable environment for the Fund. We will maintain a cautious position in the near term in regard to the Fund's interest rate sensitivity. We will look to achieve the highest dividend that is reasonable within our risk constraints, as income will probably make up most or all of the Fund's return in the months ahead.

Scott R. Kirby

-------------------------------------------------------------------------------
5  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                    $4.85
May 31, 2001                                    $4.78
Increase                                        $0.07

Distributions -- June 1, 2001 - May 31, 2002
From income                                     $0.20
From long-term capital gains                    $  --
Total distributions                             $0.20
Total return*                                  +5.77%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                    $4.85
May 31, 2001                                    $4.78
Increase                                        $0.07

Distributions -- June 1, 2001 - May 31, 2002
From income                                     $0.17
From long-term capital gains                    $  --
Total distributions                             $0.17
Total return*                                  +4.98%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                    $4.85
May 31, 2001                                    $4.78
Increase                                        $0.07

Distributions -- June 1, 2001 - May 31, 2002
From income                                     $0.17
From long-term capital gains                    $  --
Total distributions                             $0.17
Total return*                                  +4.98%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                    $4.85
May 31, 2001                                    $4.78
Increase                                        $0.07

Distributions -- June 1, 2001 - May 31, 2002
From income                                     $0.21
From long-term capital gains                    $  --
Total distributions                             $0.21
Total return*                                  +5.93%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

-------------------------------------------------------------------------------
6  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o    your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund

-------------------------------------------------------------------------------
7  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                Value of your $10,000 in AXP Federal Income Fund
(line chart)

$30,000

                                                                       $16,919
                                                            AXP Federal Income
                                                                  Fund Class A
                     Lehman Brothers Aggregate Bond Index

          Merrill Lynch 1-3 Year U.S. Government Index

$20,000

                           Lipper Short U.S. Government Funds Index

    $9,525

'92    '93    '94    '95    '96    '97    '98    '99     '00     '01     '02

Average Annual Total Returns (as of May 31, 2002)

                      1 year     5 years   10 years  Since inception
Class A               +0.75%     +4.56%     +5.40%        N/A
Class B               +0.98%     +4.62%       N/A        +5.47%*
Class C               +4.98%       N/A        N/A        +6.77%**
Class Y               +5.93%     +5.70%       N/A        +6.42%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 6/1/92 to 5/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $8,375. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the Lehman Brothers Aggregate Bond Index, the Lipper Short U.S. Government Funds Index, and the Merrill Lynch 1-3 Year U.S. Government Index. In comparing AXP Federal Income Fund (Class A) to the three indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

-------------------------------------------------------------------------------
8  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies and objectives.

Merrill Lynch 1-3 Year U.S. Government Index, an unmanaged index, is made up of a representative list of government bonds. The index is frequently used a general measure of government bond performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

-------------------------------------------------------------------------------
9  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupations during      Other directorships
                                 Registrant and       past five years
                                 length of service
-------------------------------- -------------------- --------------------------------- -------------------------------
H. Brewster Atwater, Jr.         Board member since   Retired chair and chief
4900 IDS Tower                   1996                 executive officer, General
Minneapolis, MN 55402                                 Mills, Inc. (consumer foods)
Born in 1931
-------------------------------- -------------------- --------------------------------- -------------------------------
Arne H. Carlson                  Chair of the Board   Chair, Board Services
901 S. Marquette Ave.            since 1999           Corporation (provides
Minneapolis, MN 55402                                 administrative services to
Born in 1934                                          boards), former Governor of
                                                      Minnesota
-------------------------------- -------------------- --------------------------------- -------------------------------
Lynne V. Cheney                  Board member since   Distinguished Fellow, AEI         The Reader's Digest
American Enterprise Institute    1994                                                   Association Inc.
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------- -------------------- --------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired chair of the board and    Cargill, Incorporated
30 Seventh Street East           2001                 chief executive officer,          (commodity merchants and
Suite 3050                                            Minnesota Mining and              processors), Target
St. Paul, MN 55101-4901                               Manufacturing (3M)                Corporation (department
Born in 1936                                                                            stores), General Mills, Inc.
                                                                                        (consumer foods), Vulcan
                                                                                        Materials Company
                                                                                        (construction
                                                                                        materials/chemicals) and
                                                                                        Milliken & Company (textiles
                                                                                        and chemicals)
-------------------------------- -------------------- --------------------------------- -------------------------------
Ira D. Hall                      Board member since   Private investor; formerly with   Imagistics International,
Texaco, Inc.                     2001                 Texaco Inc., treasurer,           Inc. (office equipment),
2000 Westchester Avenue                               1999-2001 and general manager,    Reynolds & Reynolds Company
White Plains, NY 10650                                alliance management operations,   (information services), TECO
Born in 1944                                          1998-1999. Prior to that,         Energy, Inc. (energy holding
                                                      director, International           company), The Williams
                                                      Operations IBM Corp.              Companies, Inc. (energy
                                                                                        distribution company)
-------------------------------- -------------------- --------------------------------- -------------------------------
Heinz F. Hutter                  Board member since   Retired president and chief
P.O. Box 2187                    1994                 operating officer, Cargill,
Minneapolis, MN 55402                                 Incorporated (commodity
Born in 1929                                          merchants and processors)
-------------------------------- -------------------- --------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and consultant           Motorola, Inc. (electronics)
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Born in 1935
-------------------------------- -------------------- --------------------------------- -------------------------------

--------------------------------------------------------------------------------
10  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupations during      Other directorships
                                 Registrant and       past five years
                                 length of service
-------------------------------- -------------------- --------------------------------- -------------------------------
Stephen R. Lewis, Jr.            Board member since   President and professor of
Carleton College                 2002                 economics, Carleton College
One North College Street
Northfield, MN 55057
Born in 1939
-------------------------------- -------------------- --------------------------------- -------------------------------
William R. Pearce                Board member since   RII Weyerhaeuser World
2050 One Financial Plaza         1980                 Timberfund, L.P. (develops
Minneapolis, MN 55402                                 timber resources) - management
Born in 1927                                          committee; former chair,
                                                      American Express Funds
-------------------------------- -------------------- --------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management,
720 Fifth Avenue                 2002                 Inc. (management of private
New York, NY 10019                                    equities)
Born in 1949
-------------------------------- -------------------- --------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States   Biogen, Inc.
1201 Sunshine Ave.               1997                 Senator for Wyoming               (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------- -------------------- --------------------------------- -------------------------------
C. Angus Wurtele                 Board member since   Retired chair of the board and    Bemis Corporation (packaging)
4900 IDS Tower                   1994                 chief executive officer, The
Minneapolis, MN 55402                                 Valspar Corporation
Born in 1934
-------------------------------- -------------------- --------------------------------- -------------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age               Position held with   Principal occupations during      Other directorships
                                 Registrant and       past five years
                                 length of service
-------------------------------- -------------------- --------------------------------- -------------------------------
David R. Hubers                  Board member since   Retired chief executive officer   Chronimed Inc. (specialty
50643 AXP Financial Center       1993                 and director of AEFC              pharmaceutical distribution),
Minneapolis, MN 55474                                                                   RTW Inc. (manages worker's
Born in 1943                                                                            compensation programs),
                                                                                        Lawson Software, Inc.
                                                                                        (technology based business
                                                                                        applications)
-------------------------------- -------------------- --------------------------------- -------------------------------
John R. Thomas                   Board member since   Senior vice president -
50652 AXP Financial Center       1987, president      information and technology of
Minneapolis, MN 55474            since 1997           AEFC
Born in 1937
-------------------------------- -------------------- --------------------------------- -------------------------------
William F. Truscott              Board member since   Senior vice president - chief
53600 AXP Financial Center       2001,  vice          investment officer of AEFC;
Minneapolis, MN 55474            president since      former chief investment officer
Born in 1960                     2002                 and managing director, Zurich
                                                      Scudder Investments
-------------------------------- -------------------- --------------------------------- -------------------------------

--------------------------------------------------------------------------------
11  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupations during      Other directorships
                                 Registrant and       past five years
                                 length of service
-------------------------------- -------------------- --------------------------------- -------------------------------
Leslie L. Ogg                    Vice president,      President of Board Services
901 S. Marquette Ave.            general counsel      Corporation
Minneapolis, MN 55402            and secretary
Born in 1938                     since 1978
-------------------------------- -------------------- --------------------------------- -------------------------------
Paul D. Pearson                  Acting treasurer     Vice president - managed
222 AXP Financial Center         since 2002           assets/investment accounting,
Minneapolis, MN 55474                                 AEFC, 1998 to present; vice
Born in 1956                                          president-mutual fund
                                                      administrative services, Piper
                                                      Capital Management, 1994-1998
-------------------------------- -------------------- --------------------------------- -------------------------------
Stephen W. Roszell               Vice president       Senior vice president -
50239 AXP Financial Center       since 2002           institutional group of AEFC
Minneapolis, MN 55474
Born in 1949
-------------------------------- -------------------- --------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

-------------------------------------------------------------------------------
12  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP FEDERAL INCOME FUND, INC.
We have audited the accompanying statement of assets and liabilities of AXP Federal Income Fund (a series of AXP Federal Income Fund, Inc.) as of May 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2002, and the financial highlights for each of the years in the five-year period ended May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Federal Income Fund as of May 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with acccounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
July 5, 2002

-------------------------------------------------------------------------------
13  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Federal Income Fund

May 31, 2002
Assets
Investment in Portfolio (Note 1)                                                                 $2,507,447,398
Capital shares receivable                                                                               560,172
                                                                                                        -------
Total assets                                                                                      2,508,007,570
                                                                                                  -------------
Liabilities
Dividends payable to shareholders                                                                     1,365,743
Capital shares payable                                                                                   52,729
Accrued distribution fee                                                                                 39,177
Accrued service fee                                                                                         515
Accrued transfer agency fee                                                                               8,322
Accrued administrative services fee                                                                       3,162
Other accrued expenses                                                                                  549,312
                                                                                                        -------
Total liabilities                                                                                     2,018,960
                                                                                                      ---------
Net assets applicable to outstanding capital stock                                               $2,505,988,610
                                                                                                 ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                         $    5,166,468
Additional paid-in capital                                                                        2,683,021,023
Excess of distributions over net investment income                                                   (1,764,484)
Accumulated net realized gain (loss) (Note 5)                                                      (213,731,863)
Unrealized appreciation (depreciation) on investments                                                33,297,466
                                                                                                     ----------
Total -- representing net assets applicable to outstanding capital stock                         $2,505,988,610
                                                                                                 ==============
Net assets applicable to outstanding shares:               Class A                               $1,184,740,687
                                                           Class B                               $1,104,171,842
                                                           Class C                               $   28,869,670
                                                           Class Y                               $  188,206,411
Net asset value per share of outstanding capital stock:    Class A shares        244,242,011     $         4.85
                                                           Class B shares        227,652,099     $         4.85
                                                           Class C shares          5,950,977     $         4.85
                                                           Class Y shares         38,801,761     $         4.85
                                                                                  ----------     --------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Statement of operations
AXP Federal Income Fund

Year ended May 31, 2002 Investment income Income:
Interest                                                                                           $117,775,837
                                                                                                   ------------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                    12,276,481
Distribution fee
     Class A                                                                                          2,890,834
     Class B                                                                                         10,269,882
     Class C                                                                                            157,907
Transfer agency fee                                                                                   2,339,424
Incremental transfer agency fee
     Class A                                                                                            113,504
     Class B                                                                                            151,420
     Class C                                                                                              2,907
Service fee -- Class Y                                                                                  175,964
Administrative services fees and expenses                                                             1,110,881
Compensation of board members                                                                            12,551
Printing and postage                                                                                    470,300
Registration fees                                                                                       247,946
Audit fees                                                                                               11,750
Other                                                                                                    17,422
                                                                                                         ------
Total expenses                                                                                       30,249,173
     Earnings credits on cash balances (Note 2)                                                         (70,081)
                                                                                                        -------
Total net expenses                                                                                   30,179,092
                                                                                                     ----------
Investment income (loss) -- net                                                                      87,596,745
                                                                                                     ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                           40,981,633
     Futures contracts                                                                              (16,578,269)
     Options contracts written                                                                        3,694,258
     Short positions in securities                                                                   (1,241,701)
                                                                                                     ----------
Net realized gain (loss) on investments                                                              26,855,921
Net change in unrealized appreciation (depreciation) on investments                                   7,407,446
                                                                                                      ---------
Net gain (loss) on investments                                                                       34,263,367
                                                                                                     ----------
Net increase (decrease) in net assets resulting from operations                                    $121,860,112
                                                                                                   ============

See accompanying notes to financial statements.
-------------------------------------------------------------------------------
15  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Federal Income Fund

Year ended May 31,                                                             2002                     2001
Operations and distributions
Investment income (loss) -- net                                           $   87,596,745         $  113,187,460
Net realized gain (loss) on investments                                       26,855,921            (17,589,286)
Net change in unrealized appreciation (depreciation) on investments            7,407,446            103,404,118
                                                                               ---------            -----------
Net increase (decrease) in net assets resulting from operations              121,860,112            199,002,292
                                                                             -----------            -----------
Distributions to shareholders from:
     Net investment income
        Class A                                                              (47,915,014)           (59,338,208)
        Class B                                                              (34,663,888)           (43,267,360)
        Class C                                                                 (508,158)              (145,067)
        Class Y                                                               (7,572,107)            (9,058,042)
                                                                              ----------             ----------
Total distributions                                                          (90,659,167)          (111,808,677)
                                                                             -----------           ------------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                 657,601,521            557,031,191
     Class B shares                                                          705,152,428            616,334,169
     Class C shares                                                           31,377,389             11,695,359
     Class Y shares                                                           67,870,113             73,132,540
Reinvestment of distributions at net asset value
     Class A shares                                                           41,925,856             50,921,168
     Class B shares                                                           32,558,359             40,707,729
     Class C shares                                                              466,925                135,612
     Class Y shares                                                            7,409,925              9,136,754
Payments for redemptions
     Class A shares                                                         (576,657,354)          (743,174,447)
     Class B shares (Note 2)                                                (558,439,712)          (763,027,277)
     Class C shares (Note 2)                                                 (10,096,220)            (4,929,639)
     Class Y shares                                                          (50,063,214)          (102,610,026)
                                                                             -----------           ------------
Increase (decrease) in net assets from capital share transactions            349,106,016           (254,646,867)
                                                                             -----------           ------------
Total increase (decrease) in net assets                                      380,306,961           (167,453,252)
Net assets at beginning of year                                            2,125,681,649          2,293,134,901
                                                                           -------------          -------------
Net assets at end of year                                                 $2,505,988,610         $2,125,681,649
                                                                          ==============         ==============
Undistributed (excess of distributions over) net investment income        $   (1,764,484)        $    1,050,228
                                                                          --------------         --------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Federal Income Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Federal Income Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Federal Income Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 862 shares of capital stock at $4.64 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Government Income Portfolio
The Fund invests all of its assets in Government Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in U.S. government and government agency securities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

-------------------------------------------------------------------------------
17  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $247,710 resulting in a net reclassification adjustment to decrease paid-in capital by 247,710.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                 2002              2001
Class A
Distributions paid from
    Ordinary income            $47,915,014        $59,338,208
    Long-term capital gain              --                 --
Class B
Distributions paid from:
    Ordinary income             34,663,888         43,267,360
    Long-term capital gain              --                 --
Class C
Distributions paid from:
    Ordinary income                508,158            145,067
    Long-term capital gain              --                 --
Class Y
Distributions paid from:
    Ordinary income              7,572,107          9,058,042
    Long-term capital gain              --                 --

As of May 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                   $          --
Accumulated gain (loss)                         $(182,550,267)
Unrealized appreciation (depreciation)          $   2,115,861

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

-------------------------------------------------------------------------------
18  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50
o    Class B $20.50
o    Class C $20.00
o    Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $9,111,991 for Class A, $1,224,887 for Class B and $14,819 for Class C for the year ended May 31, 2002.

During the year ended May 31, 2002, the Fund's transfer agency fees were reduced by $70,081 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                       Year ended May 31, 2002
                                         Class A         Class B        Class C       Class Y
Sold                                   135,903,504    145,765,262      6,484,859     14,030,804
Issued for reinvested distributions      8,677,586      6,738,998         96,601      1,533,797
Redeemed                              (119,296,103)  (115,594,195)    (2,088,331)   (10,364,442)
                                      ------------   ------------     ----------    -----------
Net increase (decrease)                 25,284,987     36,910,065      4,493,129      5,200,159
                                        ----------     ----------      ---------      ---------

                                                       Year ended May 31, 2001
                                         Class A         Class B       Class C*       Class Y
Sold                                   117,838,668    130,460,620      2,468,176     15,440,033
Issued for reinvested distributions     10,793,813      8,634,876         28,527      1,937,886
Redeemed                              (157,861,929)  (162,183,223)    (1,038,855)   (21,830,395)
                                      ------------   ------------     ----------    -----------
Net increase (decrease)                (29,229,448)   (23,087,727)     1,457,848     (4,452,476)
                                       -----------    -----------      ---------     ----------

* Inception date was June 26, 2000.

-------------------------------------------------------------------------------
19  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2002.

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $182,550,267 as of May 31, 2002, that if not offset by capital gains, will expire in 2008 through 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

-------------------------------------------------------------------------------
20  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                       2002      2001      2000      1999     1998
Net asset value, beginning of period                             $4.78     $4.59     $4.94     $5.08    $4.98
Income from investment operations:
Net investment income (loss)                                       .19       .27       .27       .27      .30
Net gains (losses) (both realized and unrealized)                  .08       .19      (.27)     (.07)     .10
Total from investment operations                                   .27       .46        --       .20      .40
Less distributions:
Dividends from net investment income                              (.20)     (.27)     (.28)     (.27)    (.30)
Distributions from realized gains                                   --        --      (.07)     (.07)      --
Total distributions                                               (.20)     (.27)     (.35)     (.34)    (.30)
Net asset value, end of period                                   $4.85     $4.78     $4.59     $4.94    $5.08

Ratios/supplemental data
Net assets, end of period (in millions)                         $1,185    $1,047    $1,139    $1,723   $1,403
Ratio of expenses to average daily net assets(c)                  .95%      .98%      .92%      .88%     .86%
Ratio of net investment income (loss)
   to average daily net assets                                   4.01%     5.72%     5.71%     5.36%    5.89%
Portfolio turnover rate (excluding short-term securities)         267%      366%      674%      278%     159%
Total return(e)                                                  5.77%    10.19%     (.01%)    4.07%    8.15%

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                        2002      2001     2000      1999     1998
Net asset value, beginning of period                             $4.78     $4.59     $4.94     $5.08    $4.98
Income from investment operations:
Net investment income (loss)                                       .16       .24       .24       .23      .26
Net gains (losses) (both realized and unrealized)                  .08       .18      (.28)     (.07)     .10
Total from investment operations                                   .24       .42      (.04)      .16      .36
Less distributions:
Dividends from net investment income                              (.17)     (.23)     (.24)     (.23)    (.26)
Distributions from realized gains                                   --        --      (.07)     (.07)      --
Total distributions                                               (.17)     (.23)     (.31)     (.30)    (.26)
Net asset value, end of period                                   $4.85     $4.78     $4.59     $4.94    $5.08
Ratios/supplemental data

Net assets, end of period (in millions)                         $1,104      $912      $981    $1,498   $1,045
Ratio of expenses to average daily net assets(c)                 1.71%     1.73%     1.68%     1.63%    1.61%
Ratio of net investment income (loss)
   to average daily net assets                                   3.25%     4.96%     4.95%     4.61%    5.13%
Portfolio turnover rate (excluding short-term securities)         267%      366%      674%      278%     159%
Total return(e)                                                  4.98%     9.36%     (.77%)    3.31%    7.32%

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
21  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2002     2001(b)
Net asset value, beginning of period                         $4.78     $4.63
Income from investment operations:
Net investment income (loss)                                   .16       .22
Net gains (losses) (both realized and unrealized)              .08       .14
Total from investment operations                               .24       .36
Less distributions:
Dividends from net investment income                          (.17)     (.21)
Net asset value, end of period                               $4.85     $4.78

Ratios/supplemental data
Net assets, end of period (in millions)                        $29        $7
Ratio of expenses to average daily net assets(c)             1.72%     1.73%(d)
Ratio of net investment income (loss)
   to average daily net assets                               3.09%     4.93%(d)
Portfolio turnover rate (excluding short-term securities)     267%      366%
Total return(e)                                              4.98%     8.08%

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2002      2001      2000   1999        1998
Net asset value, beginning of period                         $4.78     $4.59     $4.94     $5.08    $4.98
Income from investment operations:
Net investment income (loss)                                   .20       .28       .28       .28      .30
Net gains (losses) (both realized and unrealized)              .08       .19      (.28)     (.07)     .10
Total from investment operations                               .28       .47        --       .21      .40
Less distributions:
Dividends from net investment income                          (.21)     (.28)     (.28)     (.28)    (.30)
Distributions from realized gains                               --        --      (.07)     (.07)      --
Total distributions                                           (.21)     (.28)     (.35)     (.35)    (.30)
Net asset value, end of period                               $4.85     $4.78     $4.59     $4.94    $5.08
Ratios/supplemental data

Net assets, end of period (in millions)                       $188      $161      $175      $191     $119
Ratio of expenses to average daily net assets(c)              .79%      .82%      .78%      .80%     .78%
Ratio of net investment income (loss)
   to average daily net assets                               4.17%     5.89%     5.92%     5.44%    5.97%
Portfolio turnover rate (excluding short-term securities)     267%      366%      674%      278%     159%
Total return(e)                                              5.93%    10.36%      .15%     4.15%    8.23%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
22  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
INCOME TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Government Income Portfolio (a series of Income Trust) as of May 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Government Income Portfolio as of May 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
July 5, 2002

-------------------------------------------------------------------------------
23  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Government Income Portfolio

May 31, 2002
Assets
Investments in securities, at value (Note 1)*
    (identified cost $2,670,101,340)                                            $2,704,997,993
Accrued interest receivable                                                         17,912,552
Receivable for investment securities sold                                          108,671,812
                                                                                   -----------
Total assets                                                                     2,831,582,357
                                                                                 -------------
Liabilities
Disbursements in excess of cash on demand deposit                                    4,050,372
Payable for investment securities purchased                                         83,080,630
Payable upon return of securities loaned (Note 5)                                  234,041,562
Accrued investment management services fee                                              34,406
Other accrued expenses                                                                  70,788
Options contracts written, at value (premiums received $1,119,785) (Note 6)          2,742,145
                                                                                     ---------
Total liabilities                                                                  324,019,903
                                                                                   -----------
Net assets                                                                      $2,507,562,454
                                                                                ==============
*Including securities on loan, at value (Note 5)                                $  227,538,230
                                                                                --------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Statement of operations
Government Income Portfolio

Year ended May 31, 2002
Investment income
Income:
Interest                                                                                               $117,770,578
                                                                                                       ------------
Expenses (Note 2):
Investment management services fee                                                                       11,933,863
Compensation of board members                                                                                15,885
Custodian fees                                                                                              234,100
Audit fees                                                                                                   35,500
Other                                                                                                        61,784
                                                                                                             ------
Total expenses                                                                                           12,281,132
    Earnings credits on cash balances (Note 2)                                                               (4,073)
                                                                                                             ------
Total net expenses                                                                                       12,277,059
                                                                                                         ----------
Investment income (loss) -- net                                                                         105,493,519
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                                       40,983,839
    Futures contracts                                                                                   (16,579,017)
    Options contracts written (Note 6)                                                                    3,694,453
    Short positions in securities                                                                        (1,241,758)
                                                                                                         ----------
Net realized gain (loss) on investments                                                                  26,857,517
Net change in unrealized appreciation (depreciation) on investments                                       7,407,629
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                    34,265,146
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $139,758,665
                                                                                                       ============

Statements of changes in net assets
Government Income Portfolio

Year ended May 31,                                                                   2002                2001
Operations
Investment income (loss) -- net                                                 $  105,493,519      $  128,697,649
Net realized gain (loss) on investments                                             26,857,517         (17,587,664)
Net change in unrealized appreciation (depreciation) on investments                  7,407,629         103,416,833
                                                                                     ---------         -----------
Net increase (decrease) in net assets resulting from operations                    139,758,665         214,526,818
                                                                                   -----------         -----------
Proceeds from contributions                                                        442,781,541         271,016,075
Fair value of withdrawals                                                         (202,909,108)       (655,033,856)
                                                                                  ------------        ------------
Net contributions (withdrawals) from partners                                      239,872,433        (384,017,781)
                                                                                   -----------        ------------
Total increase (decrease) in net assets                                            379,631,098        (169,490,963)
Net assets at beginning of year                                                  2,127,931,356       2,297,422,319
                                                                                 -------------       -------------
Net assets at end of year                                                       $2,507,562,454      $2,127,931,356
                                                                                ==============      ==============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Notes to Financial Statements

Government Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio seeks to provide a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

-------------------------------------------------------------------------------
26  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Short sales
The Portfolio may engage in short sales. In these transactions, the Portfolio sells a security that it does not own. The Portfolio is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Portfolio sold the security.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2002, the Portfolio has no outstanding forward-commitments.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

-------------------------------------------------------------------------------
27  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2002, the Portfolio's custodian fees were reduced by $4,073 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,483,743,653 and $6,098,314,195, respectively, for the year ended May 31, 2002. For the same period, the portfolio turnover rate was 267%. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS
As of May 31, 2002, investments in securities included securities valued at $7,888,064 that were pledged as collateral to cover initial margin deposits on 1,377 open purchase contracts and 3,022 open sale contracts. The notional market value of the open purchase contracts as of May 31, 2002, was $144,972,281 with a net unrealized gain of $795,210. The notional market value of the open sale contracts as of May 31, 2002, was $319,954,250 with a net unrealized loss of $770,492. See "Summary of significant accounting policies."

5. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2002, securities valued at $227,538,230 were on loan to brokers. For collateral, the Portfolio received $234,041,562 in cash. Income from securities lending amounted to $513,792 for the year ended May 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                        Year ended May 31, 2002
                                   Puts                          Calls
                         Contracts      Premiums       Contracts      Premiums
Balance May 31, 2001       4,888      $   784,417           638     $   336,435
Opened                     7,322        3,135,458        34,788       5,317,870
Closed                    (7,960)      (3,528,078)      (16,299)     (3,061,165)
Exercised                     --               --          (425)       (263,880)
Expired                   (4,250)        (391,797)      (16,070)     (1,209,475)
                          ------         --------       -------      ----------
Balance May 31, 2002          --     $         --         2,632     $ 1,119,785
                          ------         --------       -------      ----------

See "Summary of significant accounting policies."

-------------------------------------------------------------------------------
28  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Investments in Securities
Government Income Portfolio

May 31, 2002
(Percentages represent value of investments compared to net assets)

Bonds (99.8%)
Issuer                    Coupon       Principal           Value(a)
                           rate         amount

Mortgage-backed securities (63.1%)
Federal Home Loan Bank
       04-15-04            3.75%     $144,000,000        $145,035,359
       06-15-04            3.38        83,000,000          82,912,020
       02-15-05            4.38        46,000,000          46,644,046
Federal Home Loan Mtge Corp
       09-01-09            6.50         2,065,383           2,151,959
       10-01-10            7.00         4,809,587           5,078,174
       01-01-12            5.50        29,885,882          30,425,392
       01-01-13            6.00         6,605,426           6,812,908
       07-01-14            6.50        12,198,927          12,668,014
       04-01-17            6.50        63,896,125          66,114,173
       11-01-23            8.00         4,857,409           5,251,922
       05-01-24            7.50         2,138,377           2,254,549
       07-01-24            8.00           674,250             723,988
       07-01-24            8.00         2,226,949(d)        2,391,225
       01-01-25            9.00         2,365,885           2,582,186
       06-01-25            8.00         3,498,053           3,751,614
       08-01-25            8.00           824,132             883,871
       05-01-26            9.00         4,773,429           5,233,114
    Collateralized Mtge Obligation
       12-15-08            6.00        24,000,000          24,948,341
       07-15-10            5.50        38,564,000          39,756,194
       06-15-11            5.25        40,751,500          41,797,713
       03-15-12            6.00        43,255,520          45,058,756
       02-15-14            5.50        29,386,000          29,789,067
       08-15-18            5.00        42,500,000          43,341,271
       01-17-21            6.00        10,000,000          10,414,503
       02-25-42            6.00        34,000,000          34,658,750
    Interest Only
       11-15-18            0.00        47,215,380(b)        2,496,825
       01-01-20            0.06            54,816(b)           15,851
       03-01-32            4.29        51,994,150(b)       14,288,097
    Principal Only
       09-15-03            1.48         1,742,822(c)        1,723,413
       05-15-08            3.48         3,036,064(c)        2,941,538
       05-15-08            3.28         1,143,909(c)        1,121,263
       03-15-09            2.06           284,081(c)          283,418
Federal Natl Mtge Assn
       09-01-07            8.50           838,814             881,850
       01-01-09            5.59        39,467,204          40,062,334
       05-01-13            6.00         3,425,769           3,515,972
       06-01-13            6.00        29,441,660          30,216,872
       09-01-13            6.00            64,324              66,017
       10-01-13            6.00        11,000,636          11,290,288
       11-01-13            6.00         4,193,649           4,304,070
       12-01-13            5.50        19,053,615          19,281,267
       12-01-13            6.00         2,468,455           2,533,451
       01-01-14            5.50        34,672,619          35,086,890
       01-01-14            6.00         1,965,116           2,016,859
       02-01-14            5.50         3,429,832           3,470,812
       03-01-14            5.50         4,695,156           4,751,254
       03-01-14            6.00         3,159,018           3,242,196
       04-01-14            5.50        96,487,701          97,640,538
       06-01-14            6.50        39,415,721          40,955,870
       07-01-14            5.50        72,673,426          73,541,731
       08-01-14            6.50         2,837,867           2,941,643
       09-01-14            6.00           278,058             285,068
       08-01-15            5.50        16,909,297          17,111,330
       11-01-21            8.00           900,009             971,422
       03-01-23            9.00           592,109             654,419
       09-01-23            6.50        25,241,964          25,862,005
       11-01-23            6.00         6,982,023           7,014,998
       12-01-23            7.00         7,359,943           7,662,242
       01-01-24            6.50         6,792,269           6,959,114
       06-01-24            9.00         2,042,404           2,250,062
       02-01-26            6.00           396,240             397,112
       02-01-26            8.00           866,327             929,223
       05-01-26            7.50         6,327,601           6,673,457
       12-01-28            7.00        15,916,536          16,525,862
       08-01-29            7.00         6,757,211           7,001,294
       04-01-31            6.50        17,826,654          18,121,273
       09-01-31            7.50         6,415,526           6,754,792
       11-01-31            6.50         5,315,961           5,403,817

See accompanying notes to investments in securities.
-------------------------------------------------------------------------------
29  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Issuer                    Coupon       Principal           Value(a)
                           rate         amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
    Collateralized Mtge Obligation
       11-25-08            5.50%         $936,761            $954,226
       09-25-10            5.00        16,419,000          16,667,149
       03-25-11            5.25        21,750,000          22,225,357
       01-25-12            5.50        29,020,000          29,811,933
       07-25-12            7.00           510,690             512,657
       07-25-13            5.75        46,998,750          48,261,841
       11-25-14            5.50        14,336,000          14,722,299
       06-25-23            5.25        13,000,000          13,262,629
    Interest Only
       05-25-12            3.65        16,935,000(b)        2,188,410
       08-01-18            1.97            25,828(b)            7,213
       01-15-20            0.42         1,184,887(b)          349,611
       02-25-22            1.54           172,272(b)           48,893
       07-25-22           10.01         3,969,934(b)          911,592
    Interest Only/Inverse Floater
       02-25-32           33.73        49,181,433(b,f)      5,730,847
    Inverse Floater
       11-25-23           20.80         2,750,822(f)        3,158,638
       03-25-24           20.17           179,887(f)          191,725
    Principal Only
       06-25-21            5.67           142,283(c)          122,244
Freddie Mac
       05-15-04            5.00       150,000,000         154,689,749
    Collateralized Mtge Obligation
       12-15-13            5.50        47,000,000          47,771,094
Govt Natl Mtge Assn
       08-20-19           11.00            87,534             100,016
Total                                                   1,581,615,041

U.S. government obligations & agencies (36.7%)
U.S. Treasury
       02-15-03           10.75        15,000,000(d)       15,895,800
       11-15-03            4.25         1,950,000           1,990,892
       04-30-04            3.38        29,000,000          29,118,958
       05-15-04            7.25       226,000,000         243,336,459
       05-15-04           12.38         7,000,000           8,207,990
       08-15-04            6.00        76,000,000          80,316,040
       08-15-04            7.25       186,750,000         202,229,708
       11-15-04            7.88       152,000,000         167,608,880
       05-15-05            6.75        12,750,000          13,830,690
       08-15-05           10.75        85,590,000(d)      103,343,078
       11-15-09           10.38        48,000,000          55,560,000
Total                                                     921,438,495

Total bonds
(Cost: $2,468,127,486)                                 $2,503,053,536

Option purchased (--%)
Issuer        Notional     Exercise          Expiration     Value(a)
               amount        price              date

Put
Sept. U.S. Treasury Note
           $100,000,000      $103       Aug. 2002            $250,000

Total option purchased
(Cost: $285,250)                                             $250,000

Short-term securities (8.0%)(e)
Issuer                  Annualized      Amount              Value(a)
                       yield on date  payable at
                        of purchase    maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
       07-31-02            1.72%      $42,900,000         $42,782,497
Federal Home Loan Mtge Corp Disc Nts
       06-04-02            1.72        11,600,000          11,597,783
       06-04-02            1.73         5,700,000           5,698,904
       06-13-02            1.77         5,000,000           4,997,048
       06-13-02            1.80        18,000,000          17,989,374
       06-18-02            1.69        21,400,000          21,381,917
       06-21-02            1.70        15,000,000          14,985,628
       07-02-02            1.74         1,800,000           1,797,216
       07-16-02            1.72         5,200,000           5,188,572
       07-23-02            1.72        17,800,000          17,754,926
Federal Natl Mtge Assn Disc Nts
       06-03-02            1.73        16,600,000          16,597,607
       06-05-02            1.81         8,800,000           8,797,954
       07-10-02            1.75        20,100,000          20,061,028
       08-06-02            1.88        12,100,000          12,064,003
Total short-term securities
(Cost: $201,688,604)                                     $201,694,457

Total investments in securities
(Cost: $2,670,101,340)(g)                              $2,704,997,993

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
30  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2002.
(c) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2002.
(d) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                                            Notional amount
     Purchase contracts
     U.S. Treasury Notes, Sept. 2002, 10-year                     $137,700,000

     Sale contracts
     U.S. Treasury Notes, Sept. 2002, 5-year                       302,200,000

(e) At May 31, 2002, cash or short-term securities were designated to cover open call options written as follows (see Note 6 to the financial statements):

     Issuer                                     Notional   Exercise   Expiration    Value(a)
                                                 amount      price       date
     U.S. Treasury Notes July 2002 5-year    $216,200,000    $105     June 2002   $2,330,895
     U.S. Treasury Notes July 2002 10-year     47,000,000     105     June 2002      411,250
                                               ----------     ---          ----      -------
     Total value                                                                  $2,742,145
                                                                                  ----------

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 2002.
(g) At May 31, 2002, the cost of securities for federal income tax purposes was $2,670,782,456 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $35,922,151
     Unrealized depreciation                                        (1,706,614)
                                                                    ----------
     Net unrealized appreciation                                   $34,215,537
                                                                   -----------

-------------------------------------------------------------------------------
31  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Federal Income Fund
Fiscal year ended May 31, 2002

Class A
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                       Per share
June 26, 2001                       $0.02144
July 26, 2001                        0.01941
Aug. 27, 2001                        0.02041
Sept. 26, 2001                       0.01857
Oct. 26, 2001                        0.01762
Nov. 26, 2001                        0.01697
Dec. 20, 2001                        0.01451
Jan. 25, 2002                        0.01873
Feb. 26, 2002                        0.01451
March 26, 2002                       0.01235
April 26, 2002                       0.01378
May 24, 2002                         0.01448
Total distributions                 $0.20278

Class B
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                       Per share
June 26, 2001                       $0.01817
July 26, 2001                        0.01642
Aug. 27, 2001                        0.01722
Sept. 26, 2001                       0.01559
Oct. 26, 2001                        0.01459
Nov. 26, 2001                        0.01384
Dec. 20, 2001                        0.01210
Jan. 25, 2002                        0.01513
Feb. 26, 2002                        0.01131
March 26, 2002                       0.00956
April 26, 2002                       0.01069
May 24, 2002                         0.01168
Total distributions                 $0.16630

-------------------------------------------------------------------------------
32  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

Class C
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                       Per share
June 26, 2001                       $0.01822
July 26, 2001                        0.01645
Aug. 27, 2001                        0.01722
Sept. 26, 2001                       0.01563
Oct. 26, 2001                        0.01461
Nov. 26, 2001                        0.01385
Dec. 20, 2001                        0.01212
Jan. 25, 2002                        0.01511
Feb. 26, 2002                        0.01130
March 26, 2002                       0.00956
April 26, 2002                       0.01071
May 24, 2002                         0.01168
Total distributions                 $0.16646

Class Y
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                       Per share
June 26, 2001                       $0.02213
July 26, 2001                        0.02004
Aug. 27, 2001                        0.02108
Sept. 26, 2001                       0.01920
Oct. 26, 2001                        0.01826
Nov. 26, 2001                        0.01763
Dec. 20, 2001                        0.01501
Jan. 25, 2002                        0.01949
Feb. 26, 2002                        0.01519
March 26, 2002                       0.01294
April 26, 2002                       0.01444
May 24, 2002                         0.01508
Total distributions                 $0.21049

-------------------------------------------------------------------------------
33  AXP FEDERAL INCOME FUND -- ANNUAL REPORT

AXP Federal Income Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: IFINX    Class B: ISHOX
Class C: AXFCX    Class Y: IDFYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS


                                                                 S-6042 W (7/02)